                                                                  Exhibit 10.1.3
                                                                  Execution Copy

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of March 29, 2002 (this "Amendment"), is among Venture Holdings Company LLC, a Michigan limited liability company, as successor Borrower to Venture Holdings Trust under the Credit Agreement (the "Borrower"), the lenders set forth on the signature pages hereof (collectively, the "Lenders"), and Bank One, NA, formerly known as The First National Bank of Chicago, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                     RECITAL

         The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement dated as of May 27, 1999, as amended by a First Amendment to Credit Agreement dated June 4, 1999 and by a Second Amendment to Credit Agreement dated June 29, 2000 (the "Credit Agreement"). The Borrower and the Guarantors desire to amend the Credit Agreement and the Agent and the Lenders are willing to do so strictly in accordance with the terms hereof.

                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

         The Credit Agreement is amended as follows:

         1.1 The following new definitions are added to Section 1.1 in appropriate alphabetical order:

         "Aggregate Term Loan C Commitment" means the aggregate amount of Term Loan C Commitments of all the Term Loan C Lenders, not to exceed $50,000,000, as reduced from time to time pursuant to the terms hereof.

         "Aggregate Term Loan C Outstandings" means as at any date of determination with respect to any Lender, the aggregate unpaid principal amount of such Lender's Term Loan C on such date.

         "Related Party Receivables" shall mean as at any date of determination the net amount of all current and long term receivables and payables determined in accordance with Agreement Accounting Principles and consistent with past practice (including without limitation all amounts of the type shown as net amounts receivable from related parties in the most recent year end audited consolidated financial statements (including the notes thereto) of the Borrower and its Subsidiaries) owing to the Borrower or any of its Subsidiaries by any Affiliate of the Borrower (including without limitation any person controlled, directly or indirectly, by the Principal or any Related Party or any Affiliate of the Principal or any Related Party as of such date, but excluding the Borrower or any Subsidiary of the Borrower).

         "Required Term Loan C Lenders" means Term Loan C Lenders holding not less than 51% of the Term Loan C Commitments (or 51% of the Aggregate Term Loan C Outstandings if the Term Loan C Commitments have been terminated).

         "Term Loan C" means the term loans made on the Term Loan C Effective Date to the Borrower by the Term Loan C Lenders pursuant to Section 2.4-A.

         "Term Loan C Commitment" means with respect to each Term Loan C Lender, the commitment of such Lender to make Advances of Term Loans C on the Term Loan C Effective Date in an amount not exceeding the Term Loan C Commitment amount for such Lender set forth on Schedule 1.1-B, or as otherwise established, reduced or modified pursuant to the provisions hereof.

         "Term Loan C Effective Date" shall mean the date determined by the Agent on which Term Loan C is to be made, provided that all conditions to the making of Term Loan C are satisfied.

         "Term Loan C Joinder Agreement" means a joinder agreement in substantially the form of Exhibit M, under which a Term Loan C Lender becomes a Term Loan C Lender under this Agreement

         "Term Loan C Lenders" means the Lenders from time to time parties hereto as lenders of Term Loan C.

         "Term Loan C Maturity Date" means April 1, 2005.

         "Term Loan C Percentage" means with respect to each Term Loan C Lender, its percentage share of Term Loan C.

      1.2 The definitions of "Advance", "Aggregate Term Loan Outstandings", "Disqualified Capital Stock", "Lenders", "Required Lenders", "Term Loan Lenders" and "Term Notes" are restated as follows:

         "Advance" means an advance hereunder (or conversion or continuation thereof) consisting of the aggregate amount of the several Revolving Credit Loans, Interim Term Loan, Term Loan A, Term Loan B, Term Loan C, Swing Loans or Facility Letters of Credit made on the same Borrowing Date (or date of conversion or continuation) by the Lenders to the Borrower of the same Type and, in the case of Eurodollar Advances and Eurocurrency Advances, for the same Interest Period.

         "Aggregate Term Loan Outstandings" means as at any date of determination with respect to any Lender, the sum of the Aggregate Term Loan A Outstandings, the Aggregate Interim Term Loan Outstandings, Aggregate Term Loan B Outstandings and Aggregate Term Loan C Outstandings of such Lender.

         "Disqualified Capital Stock" means (a) with respect to a Person, except as to any Subsidiary of such Person, any Capital Stock of such Person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such Person or any of its Subsidiaries, in whole or in part, on or prior to the latest of the Term Loan A Maturity Date, the Term Loan B Maturity Date, the Term Loan C Maturity Date or the Termination Date and (b) with respect to any Subsidiary of such Person (including with respect to any Subsidiary of the Borrower), any Capital Stock other than any common equity with no preference, privileges, or redemption or repayment provisions.

         "Lenders" means (a) the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns and (b) the Term Loan C Lenders joining this Agreement as a Term Loan C Lender pursuant to a Term Loan C Joinder Agreement.

         "Required Lenders" at any time means Lenders holding at least 51% of the Revolving Credit Commitments, the Aggregate Interim Term Loan Outstandings of all Lenders, the Aggregate Term Loan A Outstandings of all Lenders, the Aggregate Term Loan B Outstandings of all Lenders and the Aggregate Term Loan C Outstandings of all Lenders (or 51% of the Aggregate Total Outstandings at such time if the Revolving Credit Commitments have been terminated).

         "Term Loan Lenders" means collectively the Interim Term Loan Lenders, the Term Loan A Lenders, the Term Loan B Lenders and the Term Loan C Lenders.

         "Term Loans" means Term Loan A, Term Loan B and Term Loan C.

         "Term Notes" means the term notes, if any, made by the Borrower to each of the applicable Lenders in the form attached as Exhibits G-1, G-2, G-3 and G-4 to this Agreement to evidence Term Loan A, Term Loan B, the Interim Term Loan and Term Loan C, respectively, as such notes may be amended or supplemented from time to time, and any notes issued in substitution, renewal or replacement thereof from time to time.

1.3      A new Section 2.4-A is added to the Credit Agreement as follows:

1.4 2.4-A Term Loan C. Subject to the terms and conditions hereof, each Term Loan C Lender, severally and for itself alone, agrees to make an Advance of Term Loan C to the Borrower in a single disbursement on the Term Loan C Effective Date, in Dollars in an aggregate amount not to exceed such Lender's Term Loan C Commitment. Term Loan C or any portion thereof at the Borrower's option, may be Floating Rate Loans or Eurodollar Loans, or any combination thereof in accordance with the terms hereof, with the initial selection by the Borrower in accordance with procedures acceptable to the Administrative Agent and any subsequent selections in accordance with Sections 2.10 or 2.11.

1.4 The following is added to the end of Section 2.6(a): "Each Term Loan C Advance hereunder shall consist of Term Loans C made from the several Term Loan C Lenders ratably in proportion to the ratio that their respective Term Loan C Commitments bear to the Aggregate Term Loan C Commitments."

1.5 A new Section 2.9.5 is added to the Credit Agreement as follows:

         2.9.5 Term Loan C. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the pro rata account of each Term Loan C Lender in Dollars the unpaid principal amount of Term Loan C of such Lender in consecutive quarterly principal payments on the last day of each calendar quarter, commencing with the first fiscal quarter end indicated below, and at the Term Loan C Maturity Date as follows:

Payment Dates                                             Principal Installment
-------------                                             ---------------------
September 30, 2002 (or such first                         0.25% of Term Loan C at each
quarter end after the Term Loan C                            such fiscal quarter end
Effective Date which is at least 60 days
after the Term Loan C Effective Date)
- December 31, 2004

April 1, 2005                                             Balance of Term Loan C

         On the Term Loan C Maturity Date, Term Loan C shall be paid in full.

         1.6 The penultimate sentence of Section 2.12 is restated as follows:
"No Interest Period (a) with respect to any Revolving Credit Loan may end after the Termination Date, (b) with respect to any Term Loan A may end after the Term Loan A Maturity Date, (c) with respect to any Term Loan B may end after the Term Loan B Maturity Date and (d) with respect to any Term Loan C may end after the Term Loan C Maturity Date."

         1.7 Section 2.22.3 is restated as follows:

         2.22.3 Prepayments pursuant to this Section 2.22 shall be applied as the Borrower may direct, provided that all prepayments of the Term Loans, will be applied to the maturities thereof in inverse order and prepayments of Term Loan B and Term Loan C shall be subject to Section 2.23.3.

         1.8 The following new Section 2.23.2-A is added to the Credit Agreement after Section 2.23.2:

         2.23.2-A In addition to all payments on the Term Loans required hereunder, on the Term Loan C Effective Date, the Borrower shall prepay Term Loan A by an amount equal to 25% of Term Loan C and shall prepay Term Loan B by an amount equal to 25% of Term Loan C. Notwithstanding anything herein to the contrary, (i) all such payments under this Section 2.23.2-A shall be applied to the outstanding principal installments on Term Loan A and Term Loan B ratably, subject to Section 2.23.3 and (ii) the aggregate amount of Term Loan C which the prepayment percentage is to be applied against shall be net of any upfront fee or similar reduction in the proceeds to the Borrower which are paid to the Term Loan C Lenders.

         1.9 Section 2.23.3 is restated as follows:

         2.23.3 The Borrower shall give the Administrative Agent at least ten Business Days' notice of each prepayment that the Borrower expects to make on Term Loan B or Term Loan C, in each case specifying the amount of such prepayment and a brief description of the event or events which cause such prepayment to be made.


                  (i) At least five Business Days before the date (an "Unscheduled Prepayment Date") on which any prepayment of the Term Loan B or Term Loan C (a "Term Loan B/C Unscheduled Prepayment") would, but for the provisions of this subsection (i), become payable hereunder, the Borrower shall deliver a notice conforming to the requirements of paragraph (ii) below (a "Term Loan B/C Prepayment Notice") to the Administrative Agent and on or before such Unscheduled Prepayment Date, the Borrower shall deposit in a cash collateral account with the Administrative Agent an amount equal to such Term Loan B/C Unscheduled Prepayment (together with interest accrued thereon to but excluding the Deferred Term Loan B/C Prepayment Date specified in such Term Loan B/C Prepayment Notice). Such Term Loan B/C Unscheduled Prepayment shall not be made on such Unscheduled Payment Date but shall instead be deferred as provided in this subsection (i). Upon receipt of any Term Loan B/C Prepayment Notice, the Administrative Agent shall promptly notify each Term Loan B Lender and Term Loan C Lender of the contents hereof.

                  (ii) Each Term Loan B/C Prepayment Notice shall (w) set forth the amount of the relevant Term Loan B/C Unscheduled Prepayment and the portion thereof that each Term Loan B Lender and Term Loan C Lender will be entitled to receive if it accepts prepayment of its Term Loan B Loans or Term Loan C Loans, as the case may be, in accordance with this subsection, (x) contain an offer to prepay on a specified date (a "Deferred Term Loan B/C Prepayment Date"), which shall not be less than 10 days or more than 25 days after the date of such Term Loan B/C Prepayment Notice, the Term Loan B Loans and Term Loan C Loans of such Term Loan B Lender and Term Loan C Lender by an aggregate principal amount equal to such Lender's share of such Term Loan B/C Unscheduled Prepayment, (y) request such Term Loan B Lender and Term Loan C Lender to notify the Borrower and the Administrative Agent in writing, no later than the fifth Business Day before the Deferred Term Loan B/C Prepayment Date, of such Lender's acceptance or rejection (in each case, in whole and not in part) of such offer of prepayment and (z) inform such Term Loan B Lender and Term Loan C Lender that, if it fails to reject such offer in writing on or before the fifth Business Day before such Deferred Term Loan B/C Prepayment Date, it shall be deemed to accept such offer. Each Term Loan B/C Prepayment Notice shall be given by facsimile and confirmed by hand delivery or overnight courier service, in each case addressed to the Administrative Agent and each Term Loan B Lender and Term Loan C Lender as provided herein.

                  (iii) On each Deferred Term Loan B/C Prepayment Date, the Administrative Agent shall withdraw from such cash collateral account the amount deposited therein with respect to the relevant Term Loan B/C Unscheduled Prepayment (and any interest earned thereon) and shall apply such amount as follows:

                           (x) to prepay a portion of the principal of the Term
                  Loan B Loans of each Term Loan B Lender that shall have accepted and of the Term Loan C Loans of each Term Loan C Lender that shall have accepted (or be deemed to have accepted) such prepayment in accordance with the related Term Loan B/C Prepayment Notice (an "Accepting Term Loan B/C Lender") equal to the portion of the relevant Term Loan B/C Unscheduled Prepayment initially allocated to such Accepting Term Loan B/C Lender;

                           (y) to prepay a portion of the principal of the Term
                  Loan A and the Term Loan B Loans and Term Loan C Loans of the Accepting Term Loan B/C Lenders, ratably in proportion to the then outstanding principal amounts thereof, in an aggregate amount equal to the portion of the relevant Term Loan B/C Unscheduled Prepayment initially allocated to the Term Loan B Lenders and Term Loan C Lenders that rejected such prepayment; and

                           (z) to pay interest accrued on the principal amounts
                  so prepaid to the date of prepayment in the case of optional prepayments.

If the amount withdrawn from such cash collateral account is not sufficient to make the foregoing payments, the Borrower shall pay to the Administrative Agent on such Deferred Term Loan B/C Prepayment Date an amount equal to the shortfall. Notwithstanding anything herein to the contrary, if Term Loan A is paid in full, the Term Loan B Lenders may not refuse a prepayment on Term Loan B and the Term Loan C Lenders may not refuse a prepayment on Term Loan C.

         1.10     Section 2.23.4 is restated as follows:

         2.23.4 Notwithstanding anything herein to the contrary, each mandatory prepayment of the Term Loans pursuant to Section 2.23.2 shall be applied ratably to Term Loan A, Term Loan B and Term Loan C and applied to the outstanding principal installments thereof ratably, subject to
         Section 2.23.3.

         1.11 Section 4.2(iii) is amended by adding the following to the end thereof: ",including without limitation, in the case of Term Loan C, evidence satisfactory to the Administrative Agent that the Borrower shall be in compliance, both before and after giving effect to Term Loan C and the other transactions contemplated hereby, with all terms and conditions of the 1997 Senior Unsecured Debt Documents, the 1999 Senior Unsecured Debt Documents and the 1999 Subordinated Debt Documents, including without limitation, certificates and representations that the incurrence of Term Loan C is in full compliance with the 1997 Senior Unsecured Debt Documents, the 1999 Subordinated Debt Documents and the 1999 Senior Unsecured Debt Documents, and will not breach or cause a prepayment under the 1999 Subordinated Debt Documents, the 1999 Senior Unsecured Debt Documents or the 1997 Senior Unsecured Debt Documents.

         1.12 Section 6.1(i) is amended by adding the following after the words "90 days" contained in such section "(or, in the case of the audit for the fiscal year ending December 31, 2001, 105 days)".


         1.13 The last sentence of Section 6.11 is amended by adding "(including without limitation for purposes of determining Indebtedness and Total Debt)" after the words "For purposes of this Agreement" contained in such sentence and by adding "the net amount received from" before the second time the words "the aggregate outstanding amount" appear in such last sentence.

         1.14 A new Section 6.29 is added to the Credit Agreement as follows:

         6.29 Related Party Receivables. The Borrower will not permit or suffer the aggregate Related Party Receivables to exceed (a) $65,000,000 at any time from and including December 31, 2001 to and including December 30, 2002, (b) $55,000,000 at any time from and including December 31, 2002 to and including December 30, 2003, or (c) $35,000,000 at any time thereafter.

         1.15 The following is added to the end of Section 8.2:

No amendment of any provision of this Agreement which would decrease the mandatory prepayments with respect to Term Loan C, waive or amend any condition to the making of any Term Loan C or Section 2.23.3 or reduce the percentage specified in the definition of Required Term Loan C Lenders shall be effective without the written consent of the Required Term Loan C Lenders.

In addition to amendments effected pursuant to the foregoing, this Agreement may be amended as follows: (a) Term Loan C Lenders may be added as parties to this Agreement automatically upon the execution and delivery to the Agent of a Term Loan C Joinder Agreement by such Term Loan C Lender and the written consent of the Agent, provided that the aggregate Term Loan C Commitments of all Term Loan C Lenders shall not exceed $50,000,000, and (b) Schedule 1.1-B will be automatically amended by the Agent from time to time to reflect the Term Loan C Commitments of the Term Loan C Lenders.

         1.16 The last sentence of Section 12.3.1 is restated as follows: "Each such assignment shall be in an amount not less than the lesser of (i) $1,000,000 or any amount in the case of assignments to other Lenders, or (ii) the remaining amount of the assigning Lender's Commitments (calculated as at the date of such assignment) or such other amount agreed to by the Administrative Agent and, with the consent of the Administrative Agent, such assignments may be of any one or more of the Commitments of any Lender."

         1.17 Reference in Section 7.20 to "March 31, 2002" shall be deleted and "June 30, 2003" shall be substituted in place thereof.

         1.18 Exhibits G-4 and M attached hereto are added to the Credit Agreement as Exhibits G-4 and M, respectively.

         1.19 Schedule 1.1-A to the Credit Agreement is replaced with Schedule 1.1-A attached hereto.

                                   ARTICLE 2.
                                 REPRESENTATIONS

         The Borrower and each Guarantor represents and warrants to, and agrees with, the Administrative Agent and the Lenders that:

         2.1 The execution, delivery and performance of this Amendment are within their respective powers, have been duly authorized by the Borrower and each Guarantor and are not in contravention of any Requirement of Law.

         2.2 This Amendment is the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against them in accordance with the terms thereof.

         2.3 After giving effect to the amendments herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

                                   ARTICLE 3.
                              CONDITIONS PRECEDENT.

             This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:

         3.1 This Amendment shall be executed by each of the Borrower, the Guarantors, the Required Lenders, and the Agent.

         3.2 The Borrower and each Guarantor shall provide a certified resolution with respect to this Amendment satisfactory to the Agent.

         3.3 The written opinion of the Borrower's and Guarantors' counsel in form and substance acceptable to the Agent.

         3.4 Evidence satisfactory to the Administrative Agent that the Borrower shall be in compliance, both before and after giving effect to Term Loan C and the other transactions contemplated hereby, with all terms and conditions of the 1997 Senior Unsecured Debt Documents, the 1999 Senior Unsecured Debt Documents and the 1999 Subordinated Debt Documents.

         3.5 Delivery of such other agreements and documents, and the satisfaction of such other conditions, as may be required by the Administrative Agent, including without limitation all additional Collateral Documents, legal opinions and such evidence of the perfection and priority of all liens and security interests as required by the Administrative Agent.

         3.6 The Borrower shall pay to the Agent, for the benefit of each Lender that approved in writing to the Agent the term sheet for this Amendment on or before March 22, 2002 and signs this Amendment on or before the date hereof or as otherwise agreed to by the Borrowers and the Agent, an amendment fee equal to 25 basis points on such Lender's Commitments (as reduced, in the case of the Term Loan A Commitments and the Term Loan B Commitments by all payments made on Term Loan A and Term Loan B, respectively, prior to March 29, 2002), which fees shall be distributed to the Lenders within two Business after March 29, 2002, and the Borrower shall pay to the Agent and the Arranger such fees as separately agreed upon among the Borrower, the Agent and the Arranger.

                                   ARTICLE 4.
                                 MISCELLANEOUS.

         4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         4.2 Except as expressly amended hereby, the Borrower and the Guarantors agree that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         4.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                   BORROWER:
                                   ---------
                                   VENTURE HOLDINGS COMPANY LLC


                                   By: /s/ Michael Alexander
                                       -----------------------------------------
                                   Name: Michael Alexander
                                         ---------------------------------------
                                   Title: Chief Financial Officer
                                          --------------------------------------

                                   GUARANTORS:
                                   -----------

                                   VEMCO, INC.
                                   VEMCO LEASING, INC.
                                   VENTURE INDUSTRIES CORPORATION
                                   VENTURE HOLDINGS CORPORATION
                                   VENTURE LEASING COMPANY
                                   VENTURE MOLD & ENGINEERING
                                      CORPORATION
                                   VENTURE SERVICE COMPANY
                                   VENTURE EUROPE, INC.
                                   VENTURE EU CORPORATION
                                   EXPERIENCE MANAGEMENT LLC

                                   By: /s/ Michael Alexander
                                       -----------------------------------------
                                   Name: Michael Alexander
                                         ---------------------------------------
                                   Title: Chief Financial Officer
                                          --------------------------------------

                                   LENDERS:
                                   --------
                                   BANK ONE, NA, as Administrative Agent and a
                                   Lender

                                   By: /s/ William J Maxbauer
                                       -----------------------------------------
                                   Name: William J Maxbauer
                                        ----------------------------------------
                                   Title:     Director
                                         ---------------------------------------


                                   THE BANK OF NOVA SCOTIA, as Syndication
                                   Agent and as a Lender

                                   By:  /s/ N Bell
                                        ----------------------------------------
                                   Name:      N. Bell
                                        ----------------------------------------
                                   Title:     Sr. Manager- Loan Operations
                                         ---------------------------------------

                                   STANDARD FEDERAL BANK

                                   By:        /s/ Gregory E. Castle
                                      ------------------------------------------
                                   Name:      Gregory E. Castle
                                        ----------------------------------------
                                   Title:     First Vice President
                                         ---------------------------------------


                                   FUJI BANK, LTD.

                                   By:        /s/ Nobucki Koibe
                                      ------------------------------------------
                                   Name:      Nobucki Koibe
                                        ----------------------------------------
                                   Title:     Senior Vice President
                                         ---------------------------------------

                                   BANK AUSTRIA (ZLANDERBANK)
                                   CORPORATE FINANCE, INC.

                                   By:        /s/ Dieter Boehme
                                      ------------------------------------------
                                   Name:      Dieter Boehme
                                        ----------------------------------------
                                   Title:     EVP
                                         ---------------------------------------

                                   By:        /s/ Peter A Halter
                                      ------------------------------------------
                                   Name:      Peter A. Halter
                                        ----------------------------------------
                                   Title:     Vice President
                                         ---------------------------------------

                                   HARRIS TRUST AND SAVINGS

                                   By:        /s/ Sarah U. Johnson
                                      ------------------------------------------
                                   Name:      Sarah U. Johnson
                                        ----------------------------------------
                                   Title:     Vice President
                                         ---------------------------------------

                                   BANK OF SCOTLAND

                                   By:        /s/ Joseph Fratus
                                      ------------------------------------------
                                   Name:      Joseph Fratus
                                        ----------------------------------------
                                   Title:     Vice President
                                         ---------------------------------------

                                   COMERICA BANK (DETROIT)

                                   By:        /s/ Chris Stergiadis
                                      ------------------------------------------
                                   Name:      Chris Stergiadis
                                        ----------------------------------------
                                   Title:     Account Officer
                                         ---------------------------------------


                                   THE BANK OF NEW YORK

                                   By:        /s/ Albert R. Taylor
                                      ------------------------------------------
                                   Name:      Albert R. Taylor
                                        ----------------------------------------
                                   Title:     Vice President
                                         ---------------------------------------


                                   PROVIDENT BANK

                                   By:        /s/ Thomas W. Doe
                                      ------------------------------------------
                                   Name:      Thomas W. Doe
                                        ----------------------------------------
                                   Title:     Vice President
                                         ---------------------------------------


                                   FIRSTAR BANK, N.A.

                                   By:        /s/ Michael C. Mahonay
                                      ------------------------------------------
                                   Name:      Michael C. Mahonay
                                        ----------------------------------------
                                   Title:     Vice President
                                         ---------------------------------------


                                   NATIONAL BANK OF CANADA

                                   By:        /s/ Wing C. Louie
                                      ------------------------------------------
                                   Name:      Wing C. Louie
                                        ----------------------------------------
                                   Title:     Vice President
                                         ---------------------------------------


                                   FIRSTRUST BANK

                                   By:        /s/ Bryan T. Denney
                                      ------------------------------------------
                                   Name:      Bryan T. Denney
                                        ----------------------------------------
                                   Title:     Vice President
                                         ---------------------------------------

                                   OCTAGON INVESTMENT PARTNERS II, LLC

                                   By:        OCTAGON CREDIT INVESTORS, LLC
                                              As Sub-Investment Manager

                                   By:        /s/ Andrew D. Gordon
                                      ------------------------------------------
                                   Name:      Andrew D. Gordon
                                         ---------------------------------------
                                   Title:     Portfolio Manager
                                         ---------------------------------------

                                   OCTAGON INVESTMENT PARTNERS III, LTD.

                                   By:        OCTAGON CREDIT INVESTORS, LLC
                                              As Portfolio Manager

                                   By:        /s/ Andrew D. Gordon
                                      ------------------------------------------
                                   Name:      Andrew D. Gordon
                                        ----------------------------------------
                                   Title:     Portfolio Manager
                                         ---------------------------------------

                                   OCTAGON INVESTMENT PARTNERS IV, LTD.

                                   By:        OCTAGON CREDIT INVESTORS, LLC
                                              As Portfolio Manager

                                   By:        /s/ Andrew D. Gordon
                                      ------------------------------------------
                                   Name:      Andrew D. Gordon
                                        ----------------------------------------
                                   Title:     Portfolio Manager
                                         ---------------------------------------

                                   MASS MUTUAL LIFE INSURANCE

                                   By:        /s/ Steven J. Katz
                                      ------------------------------------------
                                   Name:      Steven J. Katz
                                        ----------------------------------------
                                   Title:     Second Vice President and
                                              Associate General Counsel
                                         ---------------------------------------

                                   SIMSBURY CLO LTD
                                   By:  Massachusetts Mutual Life Insurance
                                          Company as Collateral Manager

                                   By:        /s/ Steven J. Katz
                                      ------------------------------------------
                                   Name:      Steven J. Katz
                                        ----------------------------------------
                                   Title:     Second Vice President and
                                              Associate General Counsel
                                         ---------------------------------------

                                   PERSEUS CDO I LTD
                                   By:  Massachusetts Mutual Life Insurance Co.,
                                         as Collateral Manager

                                   By:        /s/ Steven J. Katz
                                      ------------------------------------------
                                   Name:      Steven J. Katz
                                        ----------------------------------------
                                   Title:     Second Vice President and
                                              Associate General Counsel
                                         ---------------------------------------

                                   ARCHIMEDES FUNDING II, LTD.
                                   By:  ING Capital Advisors LLC,
                                   as Collateral Manager

                                   By:        /s/ Greg M. Masuda
                                       -----------------------------------------
                                   Name:      Greg  M. Masuda  CFA
                                        ----------------------------------------
                                   Title:     Vice President
                                         ---------------------------------------

                                 BLACK DIAMOND CLO 2000 I LTD

                                 By:        /s/ Alan Corkish
                                    -------------------------------------------
                                 Name:      Alan Corkish
                                      -----------------------------------------
                                 Title:     Director
                                       ----------------------------------------

                                 PAMCO CAYMAN LTD.
                                 By:  Highland Capital Management, L.P.
                                 As Collateral Manager

                                 By:        /s/ Louis Koven
                                    -------------------------------------------
                                 Name:      Louis Koven
                                      -----------------------------------------
                                 Title:     Executive Vice President - CFO
                                       ----------------------------------------

                                 PAM CAPITAL FUNDING, L.P.
                                 By:  Highland Capital Management, L.P.
                                 As Collateral Manager

                                 By:        /s/ Louis Koven
                                    -------------------------------------------
                                 Name:      Louis Koven
                                      -----------------------------------------
                                 Title:     Executive Vice President - CFO
                                       ----------------------------------------

                                 HIGHLAND LEGACY LIMITED
                                 By:  Highland Capital Management, L.P.
                                 As Collateral Manager

                                 By:        /s/ Louis Koven
                                    -------------------------------------------
                                 Name:      Louis Koven
                                      -----------------------------------------
                                 Title:     Executive Vice President - CFO
                                       ----------------------------------------

                                 ML CBO IV (Cayman) Ltd.
                                 By:  Highland Capital Management, L.P.
                                 As Collateral Manager

                                 By:        /s/ Louis Koven
                                    -------------------------------------------
                                 Name:      Louis Koven
                                      -----------------------------------------
                                 Title:     Executive Vice President - CFO
                                       ----------------------------------------

                                 ELF Funding Trust I
                                 By:  Highland Capital Management, L.P.
                                 As Collateral Manager

                                 By:        /s/ Louis Koven
                                    -------------------------------------------
                                 Name:      Louis Koven
                                      -----------------------------------------
                                 Title:     Executive Vice President - CFO
                                       ----------------------------------------

                                 CYPRESS TREE INVESTMENT MANAGEMENT COMPANY,
                                 INC.

                                 As:  Attorney-in-Fact and on behalf of First
                                      Allmerica Financial Life Insurance Company as Portfolio Manager

                                 By:        /s/ Philip C. Robbins
                                    -------------------------------------------
                                 Name:      Philip C. Robbins
                                      -----------------------------------------
                                 Title:     Principal
                                       ----------------------------------------

                                 CYPRESS TREE INVESTMENT PARTNERS I, LTD.
                                 By:  Cypress Trees Investment Management
                                      Company, Inc. as Portfolio Manager

                                 By:        /s/ Philip C. Robbins
                                    -------------------------------------------
                                 Name:      Philip C. Robbins
                                      -----------------------------------------
                                 Title:     Principal
                                       ----------------------------------------

                                 STEIN ROE FLOATING RATE LIMITED LIABILITY
                                 COMPANY

                                 By:        /s/ Kathleen A. Zam
                                    -------------------------------------------
                                 Name:      Kathleen A. Zam
                                      -----------------------------------------
                                 Title:     Vice President
                                       ----------------------------------------

                                 STEIN ROE & FARNHAM CLO I LTD.,
                                 By:  Stein Roe & Farnham Incorporated,
                                 As Portfolio Manager

                                 By:        /s/ Kathleen A. Zam
                                    -------------------------------------------
                                 Name:      Kathleen A. Zam
                                      -----------------------------------------
                                 Title:     Vice President
                                       ----------------------------------------

                                 KZH CRESCENT 2 LLC

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 MOUNTAIN CAPITAL CLO I, LTD.

                                 By:        /s/ Darren E. Riley
                                    -------------------------------------------
                                 Name:      Darren E. Riley
                                      -----------------------------------------
                                 Title:     Director
                                       ----------------------------------------

                                 ORIX FINANCIAL SERVICES, INC

                                 By:        /s/ Michael A. Stockrahm
                                    -------------------------------------------
                                 Name:      Michael A. Stockrahm
                                      -----------------------------------------
                                 Title:     Vice President
                                       ----------------------------------------

                                 ELC (CAYMAN) LTD. 1999 - II

                                 By:        /s/ Gene Pitley
                                    -------------------------------------------
                                 Name:      Gene Pitley
                                      -----------------------------------------
                                 Title:     Director
                                       ----------------------------------------

                                 UNION BANK OF CALIFORNIA NA

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD.
                                 By:  Pilgrim Investments, Inc.
                                 as its investment manager

                                 By:        /s/ Mark F. Hask
                                    -------------------------------------------
                                 Name:      Mark F. Hask, CFA
                                      -----------------------------------------
                                 Title:     Vice President
                                       ----------------------------------------

                                 SENIOR DEBT PORTFOLIO
                                 By:  Boston Management and Research
                                 as investment Advisor

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 SRF TRADING, INC.

                                 By:        /s/ Diana L. Mushill
                                    -------------------------------------------
                                 Name:      Diana L. Mushill
                                      -----------------------------------------
                                 Title:     Asst. Vice President
                                       ----------------------------------------

                                 NATEXIS BANQUE

                                 By:        /s/ Joseph A. Miller
                                            /s/ Frank H. Madden, Jr.
                                    -------------------------------------------
                                 Name:      Joseph A. Miller
                                            Frank H. Madden, Jr.
                                      -----------------------------------------
                                 Title:     Associate Vice President & Group
                                            Manager
                                       ----------------------------------------


                                 ARES III CLO LTD.
                                 By: ARES CLO Management LLC,
                                          Investment Manager

                                 By:        /s/ Seth J. Brofsky
                                    -------------------------------------------
                                 Name:      Seth J. Brofsky
                                      -----------------------------------------
                                 Title:     Vice President
                                       ----------------------------------------


                                 ARES IV CLO LTD.
                                 By: ARES CLO Management IV, L.P.,
                                          Investment Manager

                                 By: ARES CLO GP IV, LLC,
                                          Its Managing Member

                                 By:        /s/ Seth J. Brofsky
                                    -------------------------------------------
                                 Name:      Seth J. Brofsky
                                      -----------------------------------------
                                 Title:     Vice President
                                       ----------------------------------------

                                 ARES V CLO LTD.

                                 By: ARES CLO Management V, L.P.,
                                          Investment Manager

                                 By: ARES CLO GP V, LLC,
                                          Its Managing Member

                                 By:        /s/ Seth J. Brofsky
                                    -------------------------------------------
                                 Name:      Seth J. Brofsky
                                      -----------------------------------------
                                 Title:     Vice President
                                       ----------------------------------------

                                 ENDEAVOR

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 PB CAPITAL CORP. NY

                                 By:        /s/ Andrew L. Shipman
                                    -------------------------------------------
                                 Name:      Andrew L. Shipman
                                      --------------------------------
                                 Title:     Associate Portfolio Manager
                                       ----------------------------------------

                                 By:        /s/ Jeffery Frost
                                    ----------------------------------
                                 Name:      Jeffery Frost
                                      --------------------------------
                                 Title:     Managing Director Portfolio
                                            Management
                                       ----------------------------------------

                                 APEX (IDM) CDO I

                                 By:        /s/ Gene Pitley
                                    -------------------------------------------
                                 Name:      Gene Pitley
                                      -----------------------------------------
                                 Title:     Director
                                       ----------------------------------------

                                 CYPRESSTREE INVESTMENT PARTNERS II

                                 By:        /s/ Philip C. Robbins
                                    -------------------------------------------
                                 Name:      Philip C. Robbins
                                      -----------------------------------------
                                 Title:     Principal
                                       ----------------------------------------

                                 ELC CAYMAN CDO SERIES 1999-1

                                 By:        /s/ Gene Pitley
                                    -------------------------------------------
                                 Name:      Gene Pitley
                                      -----------------------------------------
                                 Title:     Director
                                       ----------------------------------------


                                 ELC CAYMAN LTD. 2000-1

                                 By:        /s/ Gene Pitley
                                    -------------------------------------------
                                 Name:      Gene Pitley
                                      -----------------------------------------
                                 Title:     Director
                                       ----------------------------------------

                                 GRAYSON & CO

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 GRAYSON CLO 2001-01 LTD.
                                 By: Bear Sterns Asset Management
                                     As Collateral Manager

                                 By:        /s/ Niall P. Rosenzweig
                                    -------------------------------------------
                                 Name:      Niall P. Rosenzweig
                                      -----------------------------------------
                                 Title:     Associate Director
                                       ----------------------------------------


                                 JH WHITNEY MARKET VALUE FUND

                                 By:        /s/ Marc S. Diagonale
                                    -------------------------------------------
                                 Name:      Marc S. Diagonale
                                      -----------------------------------------
                                 Title:     Authorized Signatory
                                       ----------------------------------------

                                 KATONAH I, LTD.

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 KATONAH II, LTD.

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                        ---------------------------------------

                                 KZH PAMCO LLC

                                 By:        /s/ Susan Lee
                                    -------------------------------------------
                                 Name:      Susan Lee
                                      -----------------------------------------
                                 Title:     Authorized Agent
                                       ----------------------------------------

                                 LIBERTY-STEIN ROE ADVISOR FLOATING
                                 RATE ADVANTAGE FUND, by Stein Roe &
                                 Farnham Incorporated As Advisor

                                 By:        /s/ Kathleen A. Zam
                                    -------------------------------------------
                                 Name:      Kathleen A. Zam
                                      -----------------------------------------
                                 Title:     Vice President
                                       ----------------------------------------

                                 NEMEAN CLO, LTD.
                                 BY:  ING Capital Advisors LLC,
                                      As Investment Manager

                                 By:        /s/ Greg M. Masuda, CPA
                                    -------------------------------------------
                                 Name:      Greg M. Masuda, CPA
                                      -----------------------------------------
                                 Title:     Vice President
                                       ----------------------------------------

                                 SRF 2000 LLC

                                 By:        /s/ Diana L. Mushill
                                    -------------------------------------------
                                 Name:      Diana L. Mushill
                                      -----------------------------------------
                                 Title:     Asst. Vice President
                                       ----------------------------------------

                                 SRV HIGHLAND

                                 By:        /s/ Diana L. Mushill
                                    -------------------------------------------
                                 Name:      Diana L. Mushill
                                      -----------------------------------------
                                 Title:     Asst. Vice President
                                       ----------------------------------------

                                 UPPER COLUMBIA CAPITAL CO.

                                 By:        /s/ Stephen D. Sautel
                                    -------------------------------------------
                                 Name:      Stephen D. Sautel
                                      -----------------------------------------
                                 Title:     Managing Director
                                       -------------------------------

                                 WHITNEY PRIVATE DEBT FUND, L.P.

                                 By:        /s/ Marc S. Diagonale
                                    -------------------------------------------
                                 Name:      Marc S. Diagonale
                                      --------------------------------
                                 Title:     Authorized Signatory
                                       ----------------------------------------

                                 SATELLITE SR. INCOME FUND II

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 SCHEDULE 1.1-A
                                PRICING SCHEDULE

===================== ================== ================== ================== ================== ==================
 APPLICABLE MARGIN     LEVEL I STATUS     LEVEL II STATUS   LEVEL III STATUS    LEVEL IV STATUS    LEVEL V STATUS
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
 Revolving Credit,    175 basis points   225 basis points   250 basis points   300 basis points   325 basis points
  Term Loan A and
 Interim Term Loan
 Eurocurrency Rate
and Eurodollar Rate

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
  Term Loan B and
    Term Loan C
 Eurocurrency Rate    375 basis points   375 basis points   375 basis points   400 basis points   400 basis points
and Eurodollar Rate

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
 Revolving Credit,
  Term Loan A and
 Interim Term Loan     25 basis points    75 basis points   100 basis points   150 basis points   175 basis points
   Floating Rate

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
  Term Loan B and     225 basis points   225 basis points   225 basis points   250 basis points   250 basis points
    Term Loan C
   Floating Rate
===================== ================== ================== ================== ================== ==================


===================== ================== ================== ================== ================== ==================
     APPLICABLE        LEVEL I STATUS     LEVEL II STATUS   LEVEL III STATUS    LEVEL IV STATUS    LEVEL V STATUS
 COMMITMENT FEE RATE
===================== ================== ================== ================== ================== ==================
   Commitment Fee     37.5 basis points   50 basis points    50 basis points   62.5 basis points   75 basis points
===================== ================== ================== ================== ================== ==================

===================== ================== ================== ================== ================== ==================
 APPLICABLE MARGIN     LEVEL I STATUS     LEVEL II STATUS   LEVEL III STATUS    LEVEL IV STATUS    LEVEL V STATUS
  FOR FACILITY LC
        RATE
===================== ================== ================== ================== ================== ==================
  Facility LC Fee     175 basis points   225 basis points   250 basis points   300 basis points   325 basis points
===================== ================== ================== ================== ================== ==================

         For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

         "Financials" means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii).

         "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than 2.75 to 1.00.

         "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, and (ii) the Leverage Ratio is less than 3.25 to 1.00.

         "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status, and (ii) the Leverage Ratio is less than 3.75 to 1.00.

         "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status or Level III Status, and (ii) the Leverage Ratio is less than 4.25 to 1.00.

         "Level V Status" exists at any date if the Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.

         "Status" means either Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

         The Applicable Margin, the Applicable Facility LC Rate and Applicable Commitment Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as reflected in the then most recent Financials; provided, however, effective on March 29, 2002 and until such time as the Borrower delivers the Financials for the fiscal quarter ending June 30, 2002, the Applicable Margin, the Applicable Facility LC Rate and Applicable Commitment Fee Rate shall be determined in accordance with Level V Status. Adjustments, if any, to the Applicable Margin, the Applicable Facility LC Rate or Applicable Commitment Fee Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin, the Applicable Facility LC Rate and Applicable Commitment Fee Rate shall be the highest Applicable Margin, Applicable Facility LC Rate and Applicable Commitment Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

                                   EXHIBIT G-4

                                TERM LOAN C NOTE



$_______________                                                 _________, 2002

                                                               Detroit, Michigan



                  FOR VALUE RECEIVED, VENTURE HOLDINGS COMPANY LLC, a Michigan limited liability company, and successor Borrower to Venture Holdings Trust (the "Borrower"), hereby promises to pay to the order of _________________ (the "Lender"), at the principal banking office of the Agent in lawful money of the United States of America and in immediately available funds, the principal sum of ______________ Dollars ($__________), or such lesser amount as is recorded in the books and records of the Lender in the consecutive quarterly installments in the amounts set forth in Section 2.9.5 of the Credit Agreement for the pro rata benefit of the Term Loan C Lenders payable the dates set forth in Section 2.9.5 to and including the Term Loan C Maturity Date when the entire outstanding principal amount of the Term Loan C evidenced hereby, and all accrued interest thereon, shall be due and payable; and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until the Term Loan C evidenced hereby shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement referred to below.

                  The Lender is hereby authorized by the Borrower to record on its books and records, the date and the amount of the Term Loan C, the applicable interest rate and type and the duration of the related Interest Period (if applicable), the amount of each payment or prepayment of principal thereon, and the other information provided for in such books and records, which books and records shall constitute prime facie evidence of the information so recorded, provided, however, that any failure by the Lender to record any such notation shall not relieve the Borrower of its obligation to repay the outstanding principal amount of this Term Loan C, all accrued interest hereon and any amount payable with respect hereto in accordance with the terms of this Term Note and the Credit Agreement.

                  The Borrower and each endorser or guarantor hereof waive presentment, protest, notice of dishonor and any other formality in connection with this Term Note. Should the indebtedness evidenced by this Term Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collection this Term Note, including attorneys' fees and expenses.

                  This Term Note evidences a Term Loan C made under a Credit Agreement, dated as of May 27, 1999 (as amended or modified from time to time, the "Credit Agreement"), by and among the Borrower, the lenders (including the Lender) named therein and Bank One, NA, formerly known as The First National Bank of Chicago, as administrative agent for the lenders, to which reference is hereby made for a statement of the circumstances under which this Term Note is subject to prepayment and under which its due date may be accelerated and a description of the collateral and security securing this Term Note. Capitalized terms used but not defined in this Term Note shall have the respective meanings assigned to them in the Credit Agreement.

                  This Term Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan in the same manner applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.



                                 VENTURE HOLDINGS COMPANY LLC


                                 By:      ____________________________________


                                 It's     ____________________________________

                                    EXHIBIT M

                                JOINDER AGREEMENT

                  THIS JOINDER AGREEMENT, dated as of ___________, 2002, is entered into by __________________ (the "Term Loan C Lender") pursuant to the Credit Agreement dated as of May 27, 1999 (as amended, the "Credit Agreement") among Venture Holdings Company LLC, as successor Borrower to Venture Holdings Trust (the "Borrower"), the lenders named therein (the "Lenders") and Bank One, NA, as administrative agent for the Lenders (the "Administrative Agent")

                                    RECITALS:

                  A. Pursuant to Section 8.2 of the Credit Agreement, the parties to this Joinder Agreement wish to designate Term Loan C Lender as a Term Loan C Lender under the Credit Agreement in the manner hereinafter set forth.

                  B. This Joinder Agreement is entered into pursuant to the Credit Agreement.

                                   AGREEMENT:

                  In consideration of the premises, the parties hereto hereby agree as follows:

                  1. The Term Loan C Lender hereby agrees to: (a) agrees to join the Credit Agreement and the other Loan Documents as a Term Loan C Lender as of _________, 2002 (the "Term Loan C Effective Date"), (b) acknowledges and agrees that its Term Loan C Commitment is $______________, (c) subject to the terms and conditions in the Credit Agreement, agrees to fund its Term Loan C on the Term Loan C Effective Date, (d) agrees to be bound by, and hereby ratifies and confirms, all covenants, agreements, consents, submissions, appointments, acknowledgments and other terms and provisions attributable to a Term Loan C Lender in the Credit Agreement and the other Loan Documents; and (e) agrees to perform all obligations required of it as a Term Loan C Lender by the Credit Agreement and the other Loan Documents.

                  2. The Term Loan C Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.4 and 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) if the Term Loan C Lender is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Term Loan C Lender's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Term Loan C Lender under the Loan Documents or such other documents or taken such other action to comply with Section 3.6.2 of the Credit Agreement.

                  3. Upon such acceptance of this Joinder Agreement by the Administrative Agent, as of the date hereof, the Term Loan C Lender shall be a party to the Credit Agreement and, to the extent provided in this Joinder Agreement, have the rights (subject to the Term Loan C Lender funding its Term Loan C) and obligations of a Term Loan C Lender thereunder and under the other Loan Documents.

                  4. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

                  5. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Michigan.

                  6. The address and other administrative information for the Term Loan C Lender is set forth in Schedule A to this Joinder Agreement.

                  7. This Joinder Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the Administrative Agent and the Term Loan C Lender have caused this Joinder Agreement to be executed by their officers thereunto duly authorized as of the date hereof.


                                            [Term Loan C Lender]


                                            By:
                                                -----------------------------


                                            Print Name:
                                                       ----------------------

                                            Title:
                                                   --------------------------



Consented to and accepted ______, 2002:


BANK ONE, NA,

as Administrative Agent


By:
   --------------------------------------------------

Print Name:
           ------------------------------------------
Title:
      -----------------------------------------------

                                   SCHEDULE A

                           ADMINISTRATIVE INFORMATION